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                                                                      EXHIBIT 14

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
SAMARNAN INVESTMENT CORPORATION

WE CONSENT TO THE USE IN THIS AMENDMENT TO THE REGISTRATION STATEMENT OF SAMARNAN INVESTMENT CORPORATION ON FORM N-2 (FILE NO. 811-2824) OF OUR REPORT DATED FEBRUARY 5, 2005, WHICH APPEARS IN THE ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2004.

                                             /s/CF & Co., L.L.P.
                                             -------------------------
                                             CF & CO., L.L.P.

DALLAS, TEXAS
APRIL 26, 2005